UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   April 16, 2002


                         NORTHERN TRUST CORPORATION
           (Exact name of registrant as specified in its charter)



           DELAWARE                0-5965               36-2723087
        (State or other    (Commission File Number)   (I.R.S. Employer
        jurisdiction of                              Identification No.)
       incorporation or
        organization)



        50 SOUTH LASALLE STREET, CHICAGO, ILLINOIS     60675
        (Address of principal executive offices)     (Zip Code)



   Registrant's telephone number, including area code: (312) 630-6000








   ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             On April 16, 2002, the Board of Directors of Northern Trust Corporation (the "Corporation"), upon the recommendation of its Audit Committee, engaged KPMG LLP as the Corporation's independent certified public accountants for the year 2002.

             During the Corporation's fiscal years ended December 31, 2000 and December 31, 2001, and the interim period between December 31, 2001 and April 16, 2002, the Corporation did not consult KPMG LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Corporation's consolidated financial statements, or (iii) any other matter or event set forth in
   Item 304(a)(2)(i) and (ii) of Regulation S-K.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

   (c)  Exhibits


   Exhibit
   Number    Description of Exhibit
   -------   ----------------------

   99.1      Press Release dated April 16, 2002.

























                                     -2-








                                 SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NORTHERN TRUST CORPORATION
                                           (Registrant)



   Date:  April 19, 2002         By:   /s/ HARRY W. SHORT
                                      -----------------------------
                                      Harry W. Short
                                      Executive Vice President and
                                        Controller
                                      (Chief Accounting Officer)

































                                     -3-











                                EXHIBIT INDEX


   Exhibit
   Number    Description of Exhibit
   -------   ----------------------

   99.1      Press Release dated April 16, 2002.